Annual Report
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                                   [GRAPHIC]







                                 Patriot Global
                                 Dividend Fund


                                 JULY 31, 1997












                           [LOGO] JOHN HANCOCK FUNDS
                       A Global Investment Mangement Firm

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                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                James F. Carlin*
                             William H. Cunningham*
                               Charles F. Fretz*
                             Harold R. Hiser, Jr.*
                                Anne C. Hodsdon
                               Charles L. Ladner*
                              Leo E. Linbeck, Jr.*
                             Patricia P. McCarter*
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)*
                                John P. Toolan*
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                Anne C. Hodsdon
                                   President
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                  Second Vice President and Compliance Officer

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             INVESTMENT SUB-ADVISER
                  John Hancock Advisers International Limited
                                34 Dover Street
                             London, England w1x3ra

                          CUSTODIAN AND TRANSFER AGENT
                            FOR COMMON SHAREHOLDERS
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110

                            TRANSFER AGENT FOR DARTS
                            The Chase Manhattan Bank
                              450 West 33rd Street
                            New York, New York 10001

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                          Boston, Massachusetts 02109

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                               125 Summer Street
                        Boston, Massachusetts 02110-1617

                  Listed: New York Stock Exchange Symbol: PGD
                 John Hancock Closed-End Funds: 1-800-843-0090

                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

The Taxpayer Relief Act of 1997 recently signed into law by President Clinton includes new twists and important changes to Individual Retirement Account (IRA) laws. The provisions will, among other things, allow more people to qualify for annual tax-deductible IRA contributions and to save tax-free for college. It also allows IRA investors to withdraw money penalty-free from all IRAs to buy a first home or pay for college expenses.

     For existing deductible IRAs, the law doubles income limits over the next eight to 10 years for those eligible to deduct an annual IRA contribution of up to $2,000. For individuals, the annual income cap will increase incrementally from the current $25,000 to $50,000 by 2005. For couples, the limit would increase from $40,000 today to $80,000 in 2007. The new law allows non-working spouses to make IRA contributions even if their spouse is covered by a pension plan at work, provided the couple's joint income is less than $150,000.

--------------------------------------------------------------------------------
A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.
--------------------------------------------------------------------------------

     The law also creates two new IRA investment vehicles. One, called the "Roth IRA" after its principal Congressional sponsor, allows for non-deductible annual contributions up to a $2,000 maximum. But income accumulates tax-free and if the account has been open for five years, distributions are tax-free if they are used after age 59 1/2 or upon death, disability or a first-time home purchase. Withdrawals for higher-education expenses would not be subject to a 10% penalty. Eligible investors must earn less than $95,000 per year individually or $150,000 per couple.

     A second new IRA plan is called the "Education IRA" which allows non-deductible contributions of up to $500 per year, per child under age 18. Earnings in the account accumulate tax-free, and withdrawals are also not taxed when applied toward undergraduate or graduate-level expenses. Eligible investors are subject to the same income restrictions as the Roth IRA.

     The law has also made some important changes in capital gains tax rates and estate tax laws. But the devil is in the details, and so we recommend exploring how you can benefit from the changes with your investment professional and tax advisor. The Taxpayer Relief Act of 1997 gives investors new options toward savings. It's a move we applaud.

Sincerely,

/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                       2
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             By Gregory K. Phelps for the Portfolio Management Team

                                  John Hancock
                                 Patriot Global
                                 Dividend Fund

                Summer rally helps boost income-producing stocks
                ------------------------------------------------

Income-producing stocks rotated through a number of peaks and valleys during the past year, reacting primarily to the bond market's worries about inflation. At regular intervals, investors feared that the economy's strength would prompt the Federal Reserve Board to raise interest rates to stave off any future inflation. Those worries were most pronounced in December last year and in March and April this year. The bond market fell during those periods not so much because of what the Fed actually did -- although it did raise short-term interest rates modestly in March -- but because of what it might do. When the Fed failed to announce further interest rate hikes at its May, June and July Open Market Committee meetings, the bond market staged an impressive summer rally. Fed Chairman Alan Greenspan further calmed inflationary worries in July when he testified to Congress that although the economy was strong, he didn't foresee any near-term threat that inflation was on the rise.

"Income-producing stocks rotated through a number of peaks and valleys..."

     For the year ended July 31, 1997, John Hancock Patriot Global Dividend Fund had a total return of 16.57% at net asset value. By comparison, the 30-year Treasury bond returned 16.00%. Because of its comparatively small weighting in utility stocks, however, the Fund underperformed the Dow Jones Utility Average, which returned 21.05% for the same period.

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A 2 1/4" x 3 1/2" photo of Gregory K. Phelps. Caption reads "Gregory K. Phelps."
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                                       3
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               John Hancock Funds - Patriot Global Dividend Fund


--------------------------------------------------------------------------------
Pie chart with the heading "Portfolio Diversification" at top of left hand column. The chart is divided into five sections. Going from top clockwise: Other 2%; Banks & Financials 41%; Utilities 40%; Industrials 13%; Oil & Gas 4%. A footnote below states "As a percentage of net assets on July 31, 1997."
--------------------------------------------------------------------------------

"Many of our financial and utility holdings...were among our best performers."

     Throughout the past year, we maintained our emphasis on so-called cushion-preferred and common stocks with above-average dividend yields that tend to "cushion" them against price swings. That focus helped our performance when the bond market was in its weaker periods. When the bond market rallied, however, cushion preferreds and commons had a mixed impact on the Fund's performance. While they augmented our yield, they limited our price gains. Nearly all of our preferred stock holdings were DRD-eligible, which generally made a positive contribution to our performance. DRD stands for
"dividends-received deduction," which offers major tax advantages for corporations that invest in them. The supply of DRD-eligible securities has been on the decline for the past several years. In a classic example of limited supply trying to satisfy strong demand, DRD-eligible preferred stocks performed well during much of the past year. But in June and July there were a number of DRD-eligible securities newly issued by foreign banks looking to redeem their older, more expensive DRD-securities. The short-lived increase in supply caused DRD-eligible securities to come under pressure. However, we believe that the long-term outlook calls for less, not more supply as issuers of DRD-eligible securities continue to redeem or tender for their outstanding DRD securities as a way to trim their financing costs.

--------------------------------------------------------------------------------
Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers." The first listing is Florida Progress Corp. followed by an up arrow and the phrase "Waning fears about Crystal River nuclear plant." The second listing is Fleet Financial followed by an up arrow and the phrase "Improving financial results/new acquisitions." The third listing is Public Service Group followed by a down arrow and the phrase "Worries about costs associated with nuclear plants." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."
--------------------------------------------------------------------------------

Financials/electrics post strong gains
Many of our financial and utility holdings -- which together made up the vast majority of the Fund's holdings at the end of the period -- were among our best performers. Our financial-related holdings -- including domestic and foreign banks, insurers and broker service companies -- were boosted by a combination of factors including rapid consolidation among financial institutions and rising demand for investment and banking services by aging baby boomers. For example, our holdings in Merrill Lynch preferred stock were some of our biggest gainers during the year. The securities have seven years left of call protection and an attractive 9% coupon. Fleet Financial Group also rose, thanks to its improved financial results gained by the aggressive acquisition of competitors. Fleet's preferred stock offers DRD-eligibility, 10 years of call protection and a 6.75% coupon.

     After suffering through some rough spots in the first half of the period, our stake in interest rate-sensitive electric utility common stocks rallied along with the bond market in the second half of the year. One of our best-performing stocks was Florida Progress, which had experi-

                                       4
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               John Hancock Funds - Patriot Global Dividend Fund


--------------------------------------------------------------------------------
Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended July 31, 1997." The chart is scaled in increments of 5% from bottom to top, with 25% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 16.57% total return for John Hancock Patriot Global Dividend Fund. The second represents the 16.00% total return for the 30-year Treasury Bond. The third represents the 21.05% total return for the Dow Jones Utility Average. Footnote below reads: "The total return for John Hancock Patriot Global Dividend Fund is at net asset value with all distributions reinvested. The Dow Jones Utility Average is an unmanaged index which measures the performance of the utility industry in the United States."
--------------------------------------------------------------------------------

enced its share of trouble in early 1997 when the Nuclear Regulatory Commission added the utility's Crystal Reserve nuclear plant to its watch list. We bought Florida Progress in June based on its DRD-eligibility, its strong financials, and because it is one of the few electric utilities that has demonstrated dividend growth. South Carolina Electric and Gas was another good performer. Not only is the security DRD-eligible, it carries a relatively high credit rating, offers an attractive 6.52% coupon and 10 years of call protection -- a feature which prevents issuers from redeeming for a set period of time. Strong call protection is an advantage because it allows the Fund to lock in attractive yields and hold these securities, even if bond prices rally and yields fall. On the flip side, Public Service Enterprise Group common stock proved to be a disappointment. The regulatory environment in New Jersey has been viewed as unfavorable and the company had to shut down some its nuclear facilities for an extended period of time. However, we continued to hold onto Public Service Enterprise Group because the company is committed to its very attractive 8.90% dividend yield. Additionally, we believe that the fears of competition haven't yet materialized and the regulatory scene might not be as bleak as some observers originally suspected. Ironically, the company's preferred securities did quite well and helped the Fund's performance. Outside the electric sector, some of our gas utility stocks -- such as El Paso Tennessee Pipeline -- did well. Not only is the issue DRD-eligible, but it offers an attractive 8.25% coupon and about four years of call protection.

"...it appears that the Federal Reserve Board may be on hold for a while..."

Outlook calls for caution
At present, it appears that the Federal Reserve Board may be on hold for a while based on its view that inflationary pressures aren't yet gathering steam. But looking farther down the road, we think that the Fed's next move will be to raise interest rates after it emerges from this holding pattern. Until the "tightening" cycle is complete, we believe both the bond and stock markets could be volatile. Given that outlook, we will continue to focus on DRD-eligible, cushion preferreds. We believe that the supply/demand environment will be favorable for these securities. What's more, our emphasis on cushion preferreds with good call protection should help maximize the Fund's yield while stabilizing its share price in the event of a market correction.


--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

                                       5
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                              FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Global Dividend Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due, and owes on July 31, 1997. You'll also find the net asset value for each common share.


Statement of Assets and Liabilities
July 31, 1997
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
    Preferred stocks (cost - $142,261,518) .....................   $149,645,931
    Common stocks (cost - $27,021,376) .........................     27,673,583
    Short-term investments (cost - $1,820,185) .................      1,820,185
                                                                   ------------
 ...............................................................    179,139,699
  Cash .........................................................            280
  Receivable for investments sold ..............................      1,532,624
  Dividends receivable .........................................        926,145
  Other assets .................................................         12,239
                                                                   ------------
                              Total Assets .....................    181,610,987
                              -------------------------------------------------
Liabilities:
  Payable for investments purchased ............................      1,515,000
  DARTS dividend payable - Note A ..............................        227,200
  Common shares dividend payable ...............................         89,338
  Payable to John Hancock Advisers, Inc.
    and affiliates - Note B ....................................        159,266
  Accounts payable and accrued expenses ........................         67,784
                                                                   ------------
                              Total Liabilities ................      2,058,588
                              -------------------------------------------------
Net Assets:
  Dutch Auction Rate Transferable Securities Preferred
    Shares (DARTS) - Without par value, unlimited
    number of shares of beneficial interest authorized,
    600 shares issued, liquidation preference of
    $100,000 per share - Note A ................................     60,000,000
                                                                   ------------
  Common Shares - Without par value, unlimited
    number of shares of beneficial interest authorized,
    8,344,700 outstanding ......................................    113,971,522
  Accumulated net realized loss on investments .................     (4,203,779)
  Net unrealized appreciation of investments ...................      8,037,540
  Undistributed net investment income ..........................      1,747,116
                                                                   ------------
                              Net Assets applicable to
                              Common Shares ($14.33 per
                              share based on 8,344,700
                              shares outstanding) ..............    119,552,399
                                                                   ------------
                              Net Assets .......................   $179,552,399
                              =================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.


Statement of Operations
Year ended July 31, 1997
--------------------------------------------------------------------------------

Investment Income:
  Dividends (net of foreign withholding taxes of $99,212) ......    $13,878,936
  Interest .....................................................        115,936
                                                                    -----------
                                                                     13,994,872
                                                                    -----------
  Expenses:
    Investment management fee - Note B .........................      1,405,454
    Administration fee - Note B ................................        263,523
    DARTS and auction fees .....................................        176,958
    Federal excise tax .........................................        108,807
    Auditing fee ...............................................         55,500
    Custodian fee ..............................................         54,264
    Printing ...................................................         48,293
    Miscellaneous ..............................................         29,115
    Organization Expense - Note A ..............................         25,338
    Transfer agent fee .........................................         26,590
    Trustees' fees .............................................         17,426
    Registration and filing fees ...............................         16,170
    Legal fees .................................................          7,117
                                                                    -----------
                              Total Expenses ...................      2,234,555
                              -------------------------------------------------
                              Net Investment Income ............     11,760,317
                              -------------------------------------------------
Realized and Unrealized Gain on Investments:
  Net realized gain on investments sold ........................        246,639
  Change in net unrealized appreciation/depreciation
    of investments .............................................      8,142,488
                                                                    -----------
                              Net Realized and Unrealized
                              Gain on Investments ..............      8,389,127
                              -------------------------------------------------
                              Net Increase in Net Assets
                              Resulting from Operations ........    $20,149,444
                              =================================================
                              Distribution to DARTS ............     (2,486,179)
                              -------------------------------------------------
                              Net Increase in Net Assets
                              Applicable to Common
                              Shareholders Resulting from
                              Operations Less DARTS
                              Distributions ....................    $17,663,265
                              =================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       6
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                              FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Global Dividend Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED JULY 31,
                                                                              -----------------------------
                                                                                   1996             1997
                                                                              ------------     ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ..................................................     $11,950,555      $11,760,317
  Net realized gain on investments sold ..................................       1,611,254          246,639
  Change in net unrealized appreciation/depreciation of investments ......        (392,815)       8,142,488
                                                                              ------------     ------------
    Net Increase in Net Assets Resulting from Operations .................      13,168,994       20,149,444
                                                                              ------------     ------------
Distributions to Shareholders:
  DARTS ($4,301 and $4,144 per share, respectively) - Note A .............      (2,580,803)      (2,486,179)
  Common Shares - Note A
    Dividends from accumulated net investment income
      ($1.0500 and $1.0500 per share, respectively) ......................      (8,761,507)      (8,761,434)
                                                                              ------------     ------------
    Total Distributions to Shareholders ..................................     (11,342,310)     (11,247,613)
                                                                              ------------     ------------
Net Assets:
  Beginning of period ....................................................     168,823,884      170,650,568
                                                                              ------------     ------------
  End of period (including undistributed net investment income
    of $1,131,468  and $1,747,116, respectively) .........................    $170,650,568     $179,552,399
                                                                              ============     ============
Analysis of Common Shareholder Transactions:
                                                                                    YEAR ENDED JULY 31,
                                                            ------------------------------------------------------------------
                                                                        1996                                 1997
                                                            -----------------------------        -----------------------------
                                                             SHARES             AMOUNT            SHARES             AMOUNT
                                                            ---------        ------------        ---------        ------------
  Beginning of period ................................      8,344,700        $114,172,797        8,344,700        $114,080,324
  Reclassification of capital accounts - Note D ......         --                 (92,473)          --                (108,802)
                                                            ---------        ------------        ---------        ------------
  End of period ......................................      8,344,700        $114,080,324        8,344,700        $113,971,522
                                                            =========        ============        =========        ============


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase due to the sale of Common Shares and DARTS. The footnote illustrates any reclassification of share capital amounts, the number of Common Shares, and DARTS sold and outstanding at the end of the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       7
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                              FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Global Dividend Fund


Financial Highlights
Selected data for a Common Share outstanding throughout each period indicated, investment returns, key ratios, and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                                 YEAR ENDED JULY 31,
                                                                                ------------------------------------------------
                                                                                 1993(1)     1994      1995      1996      1997
                                                                                --------  --------  --------  --------  --------
Common Shares
Per Share Operating Performance
Net Asset Value, Beginning of Period .....................................        $13.95    $15.42    $12.31    $13.04    $13.26
                                                                                --------  --------  --------  --------  --------
Net Investment Income ....................................................          1.21      1.35      1.55      1.43      1.41(2)
Net Realized and Unrealized Gain (Loss) on Investments ...................          1.73     (2.52)     0.67      0.15      1.01
                                                                                --------  --------  --------  --------  --------
    Total from Investment Operations .....................................          2.94     (1.17)     2.22      1.58      2.42
                                                                                --------  --------  --------  --------  --------
Less Distributions:
  Dividends to DARTS Shareholders ........................................         (0.17)    (0.25)    (0.33)    (0.31)    (0.30)
  Dividends from Accumulated Net Investment Income to
    Common Shareholders ..................................................         (1.03)    (1.11)    (1.16)    (1.05)    (1.05)
  Distributions to Common Shareholders from Net Realized
    Short-Term Gain on Investments .......................................          --       (0.54)     --        --        --
  Distributions in Excess of Accumulated Net Investment Income ...........          --       (0.04)     --        --        --
    Total Distributions ..................................................         (1.20)    (1.94)    (1.49)    (1.36)    (1.35)
                                                                                --------  --------  --------  --------  --------
DARTS and Common Shares Offering Costs ...................................         (0.14)     --        --        --        --
                                                                                --------  --------  --------  --------  --------
DARTS Underwriting Discounts .............................................         (0.13)     --        --        --        --
                                                                                --------  --------  --------  --------  --------
Net Asset Value, End of Period ...........................................        $15.42    $12.31    $13.04    $13.26    $14.33
                                                                                ========  ========  ========  ========  ========
Per Share Market Value, End of Period ....................................       $15.000   $12.000   $12.250   $12.375   $12.938
Total Investment Return at Market Value ..................................         7.26%   (10.06%)   13.12%     9.65%    13.53%

Ratios and Supplemental Data
Net Assets Applicable to Common Shares, End of Period (000s omitted) .....      $128,673  $102,690  $108,824  $110,651  $119,552
Ratio of Expenses to Average Net Assets (3) ..............................         1.22%     1.27%     1.26%     1.27%     1.27%
Ratio of Net Investment Income to Average Net Assets (3) .................         6.06%     6.42%     8.01%     6.91%     6.69%
Portfolio Turnover Rate ..................................................           98%       39%       96%      3 8%       28%
Average Brokerage Commission Rate (6) ....................................           N/A       N/A       N/A       N/A   $0.0647

Senior Securities
Total DARTS Outstanding (000s omitted) ...................................       $60,000   $60,000   $60,000   $60,000   $60,000
Asset Coverage per Unit (4) ..............................................      $311,065  $267,019  $278,812  $283,164  $295,948
Involuntary Liquidation Preference per Unit (5) ..........................      $100,000  $100,000  $100,000  $100,000  $100,000
Approximate Market Value per Unit (5) ....................................      $100,000  $100,000  $100,000  $100,000  $100,000

(1)  For the period August 1, 1992 (commencement of operations) to July 31, 1993.
(2)  Based on the average shares outstanding at the end of each month.
(3)  Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets for both common and preferred shares.
(4)  Calculated by subtracting the Fund's total liabilities (not including the DARTS) from the
     Fund's total assets and dividing such amount by the number of  DARTS outstanding, as of the applicable
     1940 Act Evaluation Date.
(5)  Plus accumulated and unpaid dividends.
(6)  Per portfolio share traded. Required for fiscal years that began September 1, 1995, or later.

The Financial Highlights summarizes the impact of the following factors on a single Common Share for each period indicated: net investment income, gains (losses), and distributions of the Fund. It shows how the Fund's net asset value for a Common Share has changed during the periods. It also shows the total investment return for the periods based on the market value of the Fund shares. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form, as well as information about the DARTS.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       8
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                              FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Global Dividend Fund


Schedule of Investments
July 31, 1997
--------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Patriot Global Dividend Fund on July 31, 1997. It's divided into three main categories: preferred stocks, common stocks, and short-term investments. The stocks are further broken down by industry groups. Under each industry group is a list of the stocks owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                      MARKET
ISSUER, DESCRIPTION                     NUMBER OF SHARES              VALUE
-------------------                     ----------------              -----

PREFERRED STOCKS
Auto/Truck  (7.42%)
  Ford Motor Co., 8.25%,
    Depositary Shares, Ser B .............   180,000                $ 5,186,250
  General Motors Corp., 9.120%,
    Depositary Shares, Ser G .............   113,414                  3,225,211
  General Motors Corp., 9.125%,
    Depositary Shares, Ser B .............   184,500                  4,900,781
                                                                    -----------
                                                                     13,312,242
                                                                    -----------
Banks - Foreign (5.71%)
  Australia and New Zealand Banking
    Group Ltd., 9.125% (Australia) .......    40,000                  1,102,500
  Banco Bilbao Vizcaya International
    (Gibraltar) Ltd., 9.75%,
    American Depositary Receipt
    (ADR) (Spain) ........................    91,200                  2,576,400
  Indosuez Holdings S.C.A., 10.375%,
    Gtd Ser A, ADR (Luxembourg) (R) ......   157,100                  4,418,438
  National Westminster Bank PLC, 10.64%,
    Ser A (United Kingdom) ...............    40,000                  1,067,500
  Santander Overseas Bank, Inc., 8.70%,
    Gtd Ser B ............................    41,600                  1,084,200
                                                                    -----------
                                                                     10,249,038
                                                                    -----------
Banks - United States (14.49%)
  ABN AMRO North America, Inc.,
    Ser H 6.59% (R) ......................     5,000                  5,210,000
  BankBoston Corp., 8.60%,
    Depositary Shares, Ser E .............   152,300                  3,874,131
  Chase Manhattan Corp., 10.84%, Ser C ...   155,600                  4,813,875
  Citicorp, 7.75%,
    Depositary Shares, Ser 22 ............    60,300                  1,594,181

                                                                      MARKET
ISSUER, DESCRIPTION                     NUMBER OF SHARES              VALUE
-------------------                     ----------------              -----

Banks - United States (continued)
  Fleet Financial Group, Inc., 6.75%,
    Ser VI ...............................    40,000                 $2,200,000
  Fleet Financial Group, Inc., 9.35%,
    Depositary Shares ....................   185,000                  5,145,313
  J.P. Morgan & Company Inc., 6.625%,
    Depositary Shares, Ser H .............    60,000                  3,180,000
                                                                    -----------
                                                                     26,017,500
                                                                    -----------
Conglomerates (0.80%)
  Grand Metropolitan Delaware, L.P.,
    9.42%, Gtd Ser A .....................    51,000                  1,437,563
                                                                    -----------
Equipment Leasing (2.75%)
  AMERCO, 8.50%, Ser A ...................   162,000                  4,282,875
  Comdisco, Inc., 8.75%, Ser A ...........    25,800                    657,900
                                                                    -----------
                                                                      4,940,775
                                                                    -----------
Financial Services (11.28%)
  Merrill Lynch & Co., Inc., 9.00%,
    Depositary Shares, Ser A .............   200,000                  6,150,000
  Morgan Stanley Group, Inc., 7.75%,
    Depositary Shares ....................   100,000                  5,500,000
  Salomon Inc., 8.08%,
    Depositary Shares, Ser D .............    51,068                  1,308,618
  Salomon Inc., 8.40%,
    Depositary Shares, Ser E .............   191,000                  5,180,875
  MBNA Corp., 7.50%, Series A ............    80,000                  2,120,000
                                                                    -----------
                                                                     20,259,493
                                                                    -----------
Insurance (6.77%)
  American Life Holding Co., $2.16 .......   102,765                  2,697,581
  Aon Corp., 8.00% .......................    80,000                  2,020,000
  Provident Companies, Inc., 8.10%,
    Depositary Shares ....................    60,000                  1,530,000
  Travelers Group, Inc., 6.213% ..........    30,000                  1,522,500
  Travelers Group, Inc., 6.365% ..........    85,200                  4,387,800
                                                                    -----------
                                                                     12,157,881
                                                                    -----------
Oil & Gas (4.15%)
  Elf Overseas Ltd., 8.50%,
    Gtd Ser A (Cayman Islands) ...........   113,000                  2,973,313
  Enterprise Oil PLC, 10.50%,
    Ser A, ADR (United Kingdom) ..........    92,498                  2,439,635

                       SEE NOTES TO FIANCIAL STATEMENTS.
                                       9
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                              FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Global Dividend Fund


                                                                      MARKET
ISSUER, DESCRIPTION                     NUMBER OF SHARES              VALUE
-------------------                     ----------------              -----

Oil & Gas (continued)
  Lasmo PLC, 10.00%, Ser A, ADR
    (United Kingdom) .....................    77,000                 $2,045,313
                                                                   ------------
                                                                      7,458,261

Paper & Paper Products (5.63%)
  Boise Cascade Corp., 9.40%,
    Depositary Shares, Ser F .............   163,000                  4,207,438
  Bowater Inc., 8.40%,
    Depositary Shares, Ser C .............   225,000                  5,906,250
                                                                   ------------
                                                                     10,113,688

Utilities (24.34%)
  Baltimore Gas & Electric Co., 6.99%,
    Ser 1995 .............................    10,000                  1,088,750
  Coastal Corp., $2.125, Ser H ...........   175,100                  4,541,656
  Commonwealth Edison Co., $8.40, Ser A ..    46,775                  4,689,194
  Commonwealth Edison Co., $8.40, Ser B ..    12,165                  1,214,979
  Duke Power Co., 7.00% Ser W ............     9,700                  1,060,938
  Duke Power Co., 7.85%, Ser S ...........    27,410                  3,035,658
  El Paso Tennessee Pipeline Co., 8.25%,
    Ser A ................................   119,000                  6,485,500
  Indianapolis Power & Light Co., 8.20% ..    10,350                  1,047,938
  Jersey Central Power & Light Co.,
    7.52%, Ser K .........................    28,000                  2,891,000
  Narragansett Electric Co., 6.95% .......    32,000                  1,704,000
  Pacificorp, $1.98, Ser 1992 ............    30,500                    775,844
  Phillips Gas Co., 9.32%, Ser A .........   190,000                  4,821,250
  PSI Energy, Inc., 6.875% ...............    42,500                  4,558,125
  Public Service Electric & Gas Co.,
    6.92% ................................     7,000                    738,500
  South Carolina Electric & Gas Co.,
    6.52% ................................    25,000                  2,653,125
  Southern California Gas Co., 7.75% .....    94,075                  2,393,033
                                                                   ------------
                                                                     43,699,490
                                                                   ------------
                    TOTAL PREFERRED STOCKS
                       (Cost $142,261,518)   (83.34%)               149,645,931
                                             -------               ------------

                                                                      MARKET
ISSUER, DESCRIPTION                     NUMBER OF SHARES              VALUE
-------------------                     ----------------              -----

COMMON STOCKS
Utilities (15.41%)
  Allegheny Power System, Inc. ...........    57,200                 $1,676,675
  Boston Edison Co. ......................    40,000                  1,125,000
  Consolidated Edison Co. of NY, Inc. ....    51,000                  1,612,875
  Delmarva Power & Light Co. .............    50,000                    900,000
  DTE Energy Corp. .......................    26,000                    778,375
  Florida Progress Corp. .................    35,000                  1,126,560
  Houston Industries, Inc. ...............    69,600                  1,457,250
  IES Industries, Inc. ...................    73,000                  2,235,625
  MidAmerican Energy Holdings Co. ........   255,000                  4,414,685
  PECO Energy Co. ........................    40,000                    940,000
  Potomac Electric Power Co. .............    70,000                  1,561,875
  Public Service Enterprise Group, Inc. ..   129,000                  3,192,750
  Puget Sound Power & Light Co. ..........   187,800                  5,011,913
  Washington Water Power Co. .............    80,000                  1,640,000
                                                                   ------------
                       TOTAL COMMON STOCKS
                        (Cost $27,021,376)   (15.41%)                27,673,583
                                             -------               ------------




                                  INTEREST   PAR VALUE
                                    RATE   (000s OMITTED)              VALUE
                                    ----   --------------              -----

SHORT-TERM INVESTMENTS
Commercial Paper (1.02%)
  Prudential Funding Corp.,
    08-01-97 ....................    5.55%    $1,820                  1,820,185
                                                                   ------------
              TOTAL SHORT-TERM INVESTMENTS    (1.02%)                 1,820,185
                                             -------               ------------
                         TOTAL INVESTMENTS   (99.77%)              $179,139,699
                                             =======               ============

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $9,628,438 or 5.36% of net assets as of July 31, 1997.

Parenthetical  disclosure  of a  foreign  country  in the  security  description
represents   country   of   foreign   issuer;   however,    security   is   U.S.
dollar-denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       10
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                         NOTES TO FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Global Dividend Fund

NOTE A --
ACCOUNTING POLICIES
John Hancock Patriot Global Dividend Fund (the "Fund") is a closed-end diversified management investment company registered under the Investment Company Act of 1940. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $3,204,405 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforward is used by the Fund, no capital gains distributions will be made. The carryforward expires July 31, 2002.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

     The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through July 31, 1997, which has no effect on the Fund's net assets, net investment income, or net realized gains.

DEFERRED ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged ratably to the Fund's operations over a five-year period that began with the commencement of the investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund.

DUTCH AUCTION RATE TRANSFERABLE SECURITIES PREFERRED SHARES (DARTS) The Fund issued 600 shares of DARTS on October 16, 1992 in a public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the DARTS, which accrue daily, are cumulative at a rate that was established at the offering of the DARTS and have been reset every 49 days thereafter by an auction. Dividend rates ranged from 3.87% to 4.26% during the period ended July 31, 1997.

     The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividends on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the Common Shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and Common Shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the DARTS, as defined in the Fund's By-Laws.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

               John Hancock Funds - Patriot Global Dividend Fund


NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS
Under the investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, for a continuous investment program equivalent, on an annual basis, to the sum of 0.80% of the Fund's average weekly net assets.

     In addition, the Adviser has a sub-investment management contract with John Hancock Advisers International Limited (the "Sub-Adviser"), a wholly owned subsidiary of the Adviser. Under the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser will furnish the Adviser with international portfolio management assistance. The Adviser pays the Sub-Adviser a monthly management fee equivalent, on an annual basis, to 0.05% of the Fund's average weekly net assets.

     The  Fund  has  entered  into an  administrative  agreement  with  Mitchell
Hutchins Asset Management Inc. (the "Administrator"), under which the Administrator, if requested by the Adviser, assists in preparing financial information  and reports,  providing  information  for tax  reporting  purposes, compliance, calculation of net asset values, etc. The Fund pays the Administrator a monthly fee equivalent, on an annual basis, to the sum of 0.15% of the Fund's average weekly net assets, with a minimum annual fee of $125,000. The Administrator is an affiliate of Paine-Webber Incorporated, which acted as an underwriter of the Fund's Common Shares.

     Each unaffiliated Trustee is entitled as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

     Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At July 31, 1997, the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $1,856.

NOTE C --
INVESTMENT TRANSACTIONS
Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended July 31, 1997, aggregated $47,822,046 and $47,997,029, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended July 31, 1997.

     The cost of investments owned at July 31, 1997 (including short-term investments) for federal income tax purposes was $172,814,978. Gross unrealized appreciation and depreciation of investments aggregated $8,418,633 and $2,093,912, respectively, resulting in net unrealized appreciation of $6,324,721.

NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS
In accordance with Statement of Position 93-2, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed net investment income or accumulated net realized gains and losses on a tax basis, which is considered to be more informative to the shareholder. As of July 31, 1997, the Fund has reclassified amounts to reflect an increase in undistributed net investment income of $102,944, an increase in accumulated net realized loss on investments of $5,858 and a decrease in common shares capital of $108,802. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

               John Hancock Funds - Patriot Global Dividend Fund


INDEPENDENT AUDITORS' REPORT
The Board of Trustees and Shareholders
John Hancock Patriot Global Dividend Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Patriot Global Dividend Fund (the "Fund") as of July 31, 1997, the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of the Fund for the year ended July 31, 1996 and the financial highlights for the four years then ended were audited by other auditors whose report, dated September 6, 1996, expressed an unqualified opinion on those statements.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at July 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Boston, Massachusetts
September 5, 1997


TAX INFORMATION NOTICE (UNAUDITED)
For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund paid during its taxable year ended July 31, 1997.

     All of the dividends paid for the fiscal year are taxable as ordinary income. Distributions to preferred and common shareholders were 99.17% qualified for the dividends received deduction available to corporations.

     Shareholders will be mailed a 1997 U.S. Treasury Department Form 1099-DIV in January 1998. This will reflect the total of all distributions which are taxable for calendar year 1997.

SHAREHOLDER MEETING (UNAUDITED)
On March 6, 1997, the Annual Meeting of John Hancock Patriot Global Dividend Fund (the "Fund") was held to elect four Trustees and to ratify the action of the Trustees in selecting independent auditors for the Fund.

     The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                                 WITHHELD
                                             FOR                AUTHORITY
                                             ---                ---------
Charles L. Ladner                            8,021,070             83,220
Leo E. Linbeck, Jr.                          8,010,401             93,889
Patricia P. McCarter                         8,011,667             92,623

     The preferred shareholders elected Richard S. Scipione to serve until his successor is duly elected and qualified, with the votes tabulated as follows:
390 FOR and 0 WITHHELD AUTHORITY.

     The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the Fund for the fiscal year ending July 31, 1997, with the votes tabulated as follows: 7,965,252 FOR, 37,383 AGAINST, and 102,045 ABSTAINING.

================================================================================

               John Hancock Funds - Patriot Global Dividend Fund


INVESTMENT OBJECTIVE AND POLICY
The Fund's investment objective is to provide a high level of current income, consistent with modest growth of capital, for holders of its Common Shares of beneficial interest. The Fund will pursue its objective by investing in a diversified portfolio of dividend paying preferred and common stocks of domestic and foreign issuers, as well as debt obligations, with the Fund investing only in U.S. dollar-denominated securities.

     The Fund's non-fundamental investment policy with respect to the quality of ratings of its portfolio investments was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality. The new policy supersedes the requirement that at least 80% of the Fund's total assets consist of preferred stocks and debt obligations rated "A" or higher and dividend paying common stocks whose issuers have senior debt rated "A" or higher.

DIVIDEND REINVESTMENT PLAN
The Fund provides shareholders with a Dividend Reinvestment Plan (the "Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, as agent for the common shareholders, unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

     The Plan Agent serves as agent for the holders of Common Shares in administering the Plan. After the Fund declares a dividend or makes a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

     The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating the shareholder's meetings of the Fund will include those shares -purchased as well as shares held pursuant to the Plan.

     The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market. There are no other charges to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

================================================================================

               John Hancock Funds - Patriot Global Dividend Fund


     The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Mas-sachusetts 02266-8209 (telephone 1-800-426-5523).

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[LOGO] JOHN HANCOCK FUNDS                                          Bulk Rate
       A Global Investment Management Firm                       U.S. Postage
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                         PAID
1-800-843-0090                                                 S. Hackensack, NJ
INTERNET: www.jhancock.com/funds                                Permit No. 750



































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